FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ____________

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  ____________

        Date of Report (Date of Earliest Event Reported): February 16, 2004


                               RGC RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

             Virginia              000-26591                54-1909697
         (State or other          (Commission              (IRS Employer
         jurisdiction of          File Number)             Identification No.)
         incorporation)



            519 Kimball Ave., N.E.
               Roanoke, Virginia                       24016
      (Address of principal executive offices)       (Zip Code)


          Registrant's telephone number, including area code: 540-777-4427
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          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)      Exhibits.

                   99.1     Press Release dated February 16, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION


                   On February 16, 2004, RGC Resources, Inc., issued a press release announcing first quarter financial results for the quarter ending December 31, 2003. The press release is being furnished as Exhibit 99.1 hereto pursuant to Item 12 of Form 8-K and is hereby incorporated by reference.



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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RGC RESOURCES, INC.




                                            By s/Howard T. Lyon
                                               Howard T. Lyon
                                               Vice-President, Treasurer and
                                               Controller
                                               (Principal Financial Officer)




Date: February 16, 2004



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